Principal Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
PRINCIPAL ACCOUNTING POLICIES [Abstract]
Basis of presentation

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

Consolidation

Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and certain VIEs. All significant transactions and balances between the Company, its subsidiaries and certain VIEs have been eliminated upon consolidation.

A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors; to cast a majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

The Company has adopted Financial Accounting Standard Board (“FASB”) guidance on accounting for VIEs, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity. A VIE is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional financial support; (b) as a group, the holders of the equity investment at risk lack the ability to make certain decisions, the obligation to absorb expected losses or the right to receive expected residual returns, or (c) an equity investor has voting rights that are disproportionate to its economic interest and substantially all of the entity’s activities are on behalf of the investor. Accordingly, the financial statements of the following VIEs are consolidated into the Company’s financial statements since July 1, 2003 or their respective date of establishment/acquisition, whichever is later:

The following is a summary of the Company’s major VIEs:

Name of VIE	Date of establishment/acquisition
Beijing Ctrip International Travel Agency Co., Ltd. (“Beijing Ctrip”)	Acquired on January 15, 2002
Shanghai Ctrip Commerce Co., Ltd. (“Shanghai Ctrip Commerce”)	Established on July 18, 2000
Shanghai Huacheng Southwest Travel Agency Co., Ltd. (“Shanghai Huacheng”)	Established on March 13, 2001
Guangzhou Ctrip International Travel Agency Co., Ltd. (“Guangzhou Ctrip”)	Established on April 28, 2003
Shanghai Ctrip International Travel Agency Co., Ltd. (“Shanghai Ctrip” formerly Shanghai Ctrip Charming International Travel Agency Co., Ltd.)	Acquired on September 23, 2003
Shenzhen Ctrip Travel Agency Co., Ltd. (“Shenzhen Ctrip”)	Established on April 13, 2004
Chengdu Ctrip Travel Agency Co., Ltd. (“Chengdu Ctrip”)	Established on January 8, 2007
Nantong Tongcheng Information Technology Co., Ltd. (“Nantong Tongcheng”)	Established on April 16, 2007
Chengdu Ctrip International Travel Agency Co., Ltd. (“Chengdu Ctrip International”)	Established on November 4, 2008
Ctrip Insurance Agency Co., Ltd. (“Ctrip Insurance”)	Established on July 25, 2011

For the years ended December 31, 2009, 2010 and 2011, the Company would be considered the primary beneficiary of a VIE and consolidated the VIE if the Company had variable interests, that will absorb the entity’s expected losses, receive the entity’s expected residual returns, or both.

In December 2009, the FASB issued Consolidations—Improvements to Financial Reporting by Enterprises Involved with VIEs which replaced the quantitative-based risks and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which reporting entity has 1) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and 2) the obligation to absorb losses from or the right to receive benefits of the variable interest entity that could potentially be significant to the VIE. The Company adopted the new requirements effective January 1, 2010 and the adoption did not have a material impact on the Company’s consolidated financial statements for the period ended December 31, 2010 and 2011.

Major variable interest entities

Major variable interest entities

As of December 31, 2011, the Company conducts a part of its operations through a series of agreements with certain VIEs as stated in above. These VIEs are used solely to facilitate the Group’s participation in Internet content provision, advertising business, travel agency and air-ticketing services in the People’s Republic of China (“PRC”) where foreign ownership is restricted.

Shanghai Ctrip Commerce is a domestic company incorporated in Shanghai, the PRC. Shanghai Ctrip Commerce holds a value-added telecommunications business license and is primarily engaged in the provision of advertising business on the Internet website. Two senior officers of the Company collectively hold 100% of the equity interest in Shanghai Ctrip Commerce. The registered capital of Shanghai Ctrip Commerce was RMB30,000,000 as of December 31, 2011.

Shanghai Huacheng is a domestic company incorporated in Shanghai, the PRC. Shanghai Huacheng holds a domestic travel agency license and an air transport sales agency license and mainly provides domestic tour services and air-ticketing services. Shanghai Ctrip Commerce and a senior officer of the Company collectively hold 99.93% of the equity interest in Shanghai Huacheng. The registered capital of Shanghai Huacheng was RMB70,000,000 as of December 31, 2011.

Beijing Ctrip is a domestic company incorporated in Beijing, the PRC. Beijing Ctrip holds an air transport sales agency license, domestic and cross-border travel agency license and is mainly engaged in the provision of air-ticketing services and packaged tour services. A senior officer of the Company and Shanghai Ctrip Commerce collectively hold 100% of the equity interest in Beijing Ctrip. The registered capital of Beijing Ctrip was RMB40,000,000 as of December 31, 2011.

Guangzhou Ctrip is a domestic company incorporated in Guangzhou, the PRC. Guangzhou Ctrip holds air transport sales agency license, domestic and cross-border travel agency license and is mainly engaged in the provision of air-ticketing services and packaged tour services. Two senior officers of the Company collectively hold 100% of the equity interest in Guangzhou Ctrip. The registered capital of Guangzhou Ctrip was RMB3,000,000 as of December 31, 2011.

Shanghai Ctrip is a domestic company incorporated in Shanghai, the PRC. Shanghai Ctrip holds domestic and cross-border travel agency licenses, air transport sales agency license and mainly provides domestic and cross-border tour services. Two senior officers of the Company collectively control 98.2% of the equity interest in Shanghai Ctrip. The registered capital of Shanghai Ctrip was RMB5,000,000 as of December 31, 2011.

Shenzhen Ctrip is a domestic company incorporated in Shenzhen, the PRC. Shenzhen Ctrip holds air transport sales agency license and domestic travel agency license and is engaged in the provision of air-ticketing service. Two senior officers of the Company collectively hold 100% of the equity interest in Shenzhen Ctrip. The registered capital of Shenzhen Ctrip was RMB2,500,000 as of December 31, 2011.

Chengdu Ctrip is a domestic company incorporated in Chengdu, the PRC. Chengdu Ctrip holds air transport sales agency license and domestic travel agency license and is engaged in the provision of air-ticketing service. Shanghai Ctrip holds 100% of the equity interest in Chengdu Ctrip. The registered capital of Chengdu Ctrip was RMB3,500,000 as of December 31, 2011.

Nantong Tongcheng is a domestic company incorporated in Nantong, the PRC. Nantong Tongcheng was established in April 2007. Nantong Tongcheng holds a value-added telecommunications business license. A family member of senior officer holds 100% of the equity interest in Nantong Tongcheng. The registered capital of Nantong Tongcheng was RMB10,000,000 as of December 31, 2011.

Chengdu Ctrip International is a domestic company incorporated in Chengdu, the PRC. Chengdu Ctrip International holds domestic and cross-border travel agency licenses, air transport sales agency license and mainly provides domestic and cross-border tour services. Shanghai Ctrip holds 100% of the equity interest in Chengdu Ctrip International. The registered capital of Chengdu Ctrip International was RMB2,000,000 as of December 31, 2011.

Ctrip Insurance is an insurance agency incorporated in Shanghai, the PRC. Ctrip Insurance was established in July 2011. Ctrip Insurance holds an insurance agency business license. Shanghai Ctrip Commerce and Ctrip Computer Technology (Shanghai) Co., Ltd. (“Ctrip Computer Technology”) hold 100% of the equity interest in Ctrip Insurance. The registered capital of Ctrip Insurance was RMB50,000,000 as of December 31, 2011.

The capital injected by senior officers or senior officer’s family member are funded by the Company and are recorded as long-term business loans to related parties. The Company does not have any ownership interest in these VIEs.

As of December 31, 2011, the Company has various agreements with its consolidated VIEs, including loan agreements, exclusive technical consulting and services agreements, share pledge agreements, exclusive option agreements and other operating agreements.

Details of certain key agreements with the VIEs are as follows:

Powers of Attorney: The equity owners of the VIEs irrevocably appointed the Company’s officers to vote on their behalf on all matters they are entitled to vote on, including matters relating to the transfer of any or all of their respective equity interests in VIEs and the appointment of the chief officer of the VIEs.

Share Pledge Agreements: The equity owners pledge their respective equity interests in the VIEs as a guarantee for the payment by the VIEs of technical and consulting services fees under the exclusive technical consulting and services agreements.

Exclusive Technical Consulting and Services Agreements: The Company provides the VIEs with technical consulting and related services and information services. The Company is the exclusive provider of these services. The initial term of these agreements is ten years. In consideration for those services, the VIEs agree to pay the Company service fees. The service fees are eliminated upon consolidation.

Business Loan Agreement: Loans were granted to certain directors and officers with the sole and exclusive purpose of providing funds necessary for the capitalization and acquisition of the VIEs. As soon as the Chinese government lifts its substantial restrictions on foreign ownership of the air-ticketing, travel agency, advertising, or Internet content provision business in the PRC, as applicable, the Company will exercise its exclusive option to purchase all outstanding equity interest of the VIEs and the Business Loan Agreements will be cancelled.

Risks in relation to contractual arrangements between the Company’s PRC subsidiaries and its affiliated Chinese entities:

The Company has been advised by Commerce & Finance Law Offices, its PRC legal counsel, that its contractual arrangements with its consolidated VIEs as described in the Company’s annual report are valid, binding and enforceable under the current laws and regulations of China. Based on such legal opinion and the management’s knowledge and experience, the Company believes that its contractual arrangements with its consolidated VIEs are in compliance with current PRC laws and legally enforceable. However, there may be in the event that the affiliated Chinese entities and their respective shareholders fail to perform their contractual obligations, the Company may have to rely on the PRC legal system to enforce its rights. The PRC legal system is based on written statutes. Prior court decisions may be cited for reference but have limited precedential value. Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, since the PRC legal system is still evolving, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involve uncertainties, which may limit remedies available to us. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention. Due to the uncertainties with respect to the PRC legal system, the PRC government authorities may ultimately take a view contrary to the opinion of its PRC legal counsel with respect to the enforceability of the contractual arrangements.

There are, however, substantial uncertainties regarding the interpretation and application of current or future PRC laws and regulations. Accordingly, the Company cannot be assured that the PRC government authorities will not ultimately take a view that is contrary to the Company’s belief and the opinion of its PRC legal counsel. If the contractual arrangements establishing the Company’s VIE structure are found to be in violation of any existing or future PRC laws or regulations, the relevant PRC government authorities will have broad discretion in dealing with such violation, including, without limitation, levying fines, confiscating our income or the income of our affiliated Chinese entities, revoking our business licenses or the business licenses of our affiliated Chinese entities, requiring us and our affiliated Chinese entities to restructure our ownership structure or operations and requiring us or our affiliated Chinese entities to discontinue any portion or all of our value-added telecommunications, airticketing, travel agency or advertising businesses. If the imposing of these penalties cause the Company to lose its rights to direct the activities of and receive economic benefits from its VIEs, which in turn may restrict the Company’s ability to consolidate and reflect in its financial statements the financial position and results of operations of its VIEs.

Summary financial information of the Group's VIEs in the consolidated financial statements

Summary financial information of the Group’s VIEs in the consolidated financial statements

Pursuant to the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs, and can have assets transferred freely out of the VIEs without any restrictions. Therefore the Company considers that there is no asset of a consolidated VIE that can be used only to settle obligations of the VIE, except for registered capital and PRC statutory reserves of the VIEs amounting to a total of RMB254 million as of December 31, 2011. As all the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs, which consisted of accounts payable of RMB538 million, due to related parties of RMB0.2 million, salary and welfare payable RMB51 million, taxes payable of RMB62 million, advance from customers of RMB824 million and other payables and accruals of RMB52 million. Currently there is no contractual arrangement that could require the Company to provide additional financial support to the consolidated VIEs. As the Company is conducting certain business in the PRC mainly through the VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

Foreign currencies

Foreign currencies

The Group’s reporting currency is RMB. The Company’s subsidiaries and VIEs, with an exception of Ctrip.com (Hong Kong) Limited, C-Travel International Limited (“C-Travel”), Starway Hotels (Hong Kong) Limited (“Starway Hong Kong”), ezTravel Co., Ltd. (“ezTravel”) and HKWOT (BVI) Limited (“Wing On Travel”), use RMB as their functional currency. Ctrip.com (Hong Kong) Limited, Starway Hong Kong and Wing On Travel operate primarily using the Hong Kong dollar (“HK$”), C-Travel operates primarily using the United States dollars (“US$”), and ezTravel operates primarily using the Taiwan dollar (“NT$”) and therefore, the HK$, US$ and NT$ have been determined to be the functional currency for the subsidiaries, respectively. From 2009, Ctrip.com International, Ltd., our listed Company incorporated in Cayman Islands, changed its functional currency from RMB to US$ due to changes in its economic facts and circumstances, including growth in existing operations outside of mainland China and an active plan to explore overseas markets. The impact of such change is immaterial to the financial results of the Group for the year ended December 31, 2009.

Transactions denominated in currencies other than functional currencies are translated at the exchange rates quoted by the People’s Bank of China (the “PBOC”), the Hong Kong Association of Banks (the “HKAB”) or major Taiwan banks, prevailing or averaged at the dates of the transaction for PRC and Hong Kong subsidiaries and ezTravel respectively. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of income and comprehensive income. Monetary assets and liabilities denominated in foreign currencies are translated using the applicable exchange rates quoted by the PBOC, HKAB or banks located in Taiwan at the balance sheet dates. All such exchange gains and losses are included in the statements of income.

Assets and liabilities of the group companies are translated from their respective functional currencies to the reporting currency at the exchange rates at the balance sheet dates, equity accounts are translated at historical exchange rates and revenues and expenses are translated at the average exchange rates in effect during the reporting period. The exchange differences for the translation of group companies with non-RMB functional currency into the RMB functional currency are included in foreign currency translation adjustments, which is a separate component of shareholders’ equity on the consolidated financial statements.

Translations of amounts from RMB into US$ are solely for the convenience of the reader and were calculated at the rate of US$1.00 = RMB6.2939 on December 30, 2011, representing the certificated exchange rate published by the Federal Reserve Board. No representation is intended to imply that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 31, 2011, or at any other rate.

Stock split

Stock split

On January 8, 2010, the Company announced a change in the ratio of its ADSs to ordinary shares from two ADS representing one ordinary share to four ADSs representing one ordinary share, effective on January 21, 2010. For Ctrip’s ADS holders, this ratio change had the same effect as a two-for-one ADS split.

All shares and per share amount in these consolidated financial statements and related notes have been retroactively adjusted to reflect the change in ratio for all periods presented.

Cash and cash equivalents

Cash and cash equivalents

Cash includes currency on hand and deposits held by financial institutions that can be added to or withdrawn without limitation. Cash equivalents represent short-term, highly liquid investments that are readily convertible to known amounts of cash and with original maturities from the date of purchase of generally three months or less.

Restricted cash

Restricted cash

Restricted cash represents cash that cannot be withdrawn without the permission of third parties. The Group’s restricted cash is substantially cash balance on deposit required by its business partners.

Short-term investment

Short-term investment

Short-term investment represents bank certificates of deposit placed with banks or other financial institutions with original maturities from the date of purchase of more than three months.

Land use rights

Land use rights

Land use rights represent the prepayments for usage of the parcels of land where the office buildings are located, are recorded at cost, and are amortized over their respective lease periods (usually over 40 to 50 years).

Property, equipment and software

Property, equipment and software

Property, equipment and software are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the following estimated useful lives, taking into account any estimated residual value:

Building	20-30 years
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets
Website-related equipment	5 years
Computer equipment	3-5 years
Furniture and fixtures	3-5 years
Software	3-5 years

Construction in progress is stated at cost. Construction in progress mainly refers to costs associated with the information and technology center in Chengdu before the buildings are put into service. All direct costs related to the new buildings are capitalized as construction in progress until it is substantially completed and available for use.

Investments

Investments

The Company investments include cost method investment, equity method investments and available-for-sale investments in certain publicly traded companies and privately-held companies.

The Company applies equity method in accounting for our investments in entities in which the Company has the ability to exercise significant influence but does not own a majority equity interest or otherwise controls. Cost method is used for investments over which the Company does not have the ability to exercise significant influence. On May 21, 2009, the Company acquired additional equity interest in Home Inns & Hotels Management Inc. (“Home Inns”), resulting in the Company possessing the ability to exercise significant influence and meeting requirement to apply equity method of accounting (Note 7). Under this method, the Company’s share of the post-acquisition profits or losses of an affiliated entity is recognized in the consolidated statements of income and comprehensive income. Unrealized gains on transactions between the Company and the affiliated entity are eliminated to the extent of the Company’s interest in the affiliated entity; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Company’s share of losses in the affiliated entity equals or exceeds its interest in the affiliated entity, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the affiliated entity.

The Company classifies its investments in debt and equity securities into one of three categories and accounts for these as follows: (i) debt securities that the Company has the positive intent and the ability to hold to maturity are classified as “held to maturity” and reported at amortized cost; (ii) debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as “trading securities” with unrealized holding gains and losses included in earnings; (iii) debt and equity securities not classified as held to maturity or as trading securities are classified as “available-for-sale” and reported at fair value. The Company has designated its investment in commons shares of China Lodging Group, Limited (“Hanting”) as available-for-sale equity securities and its convertible redeemable preferred shares (“Preferred Share”) of Dining Secretary China Limited (“Dining Secretary”) as available-for-sale debt securities in accordance with Accounting Standard Codification (“ASC”) 320-10, respectively. Unrealized gains and losses on available-for-sale securities are excluded from earnings and reported as accumulated other comprehensive income (loss), net of tax. Realized gains or losses are charged to earnings during the period in which the gain or loss is realized.

The Company monitors its investments for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, the operating performance of the companies including current earnings trends and other company-specific information.

Fair value measurement of financial instruments

Fair value measurement of financial instruments

Financial instruments of the Group primarily comprise of cash and cash equivalents, restricted cash, short-term investment, accounts receivable, due from related parties, available-for-sale investments, accounts payable, due to related parties, advances from customers and other payables. As of December 31, 2010 and 2011, carrying values of these financial instruments except for available-for-sale investments approximated their fair values because of their generally short maturities. The Company reports available-for-sale investments at fair value at each balance sheet date and includes any unrealized gains and losses (change in fair value that is considered temporary) in stockholders’ equity or in the statement of income (change in fair value that is considered other-than-temporary).

The Company does not have any financial liabilities which must be measured at fair value on a recurring basis.

We measure our financial assets and liabilities using inputs from the following three levels of the fair value hierarchy. The three levels are as follows:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets that the management has the ability to access at the measurement date.

Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the asset (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 includes unobservable inputs that reflect the management’s assumptions about the assumptions that market participants would use in pricing the asset. The management develops these inputs based on the best information available, including the own data.

Business combinations

Business combinations

U.S. GAAP requires that all business combinations be accounted for under the purchase method. From January 1, 2009, the Group adopted ASC 805, “Business combinations”. Following this adoption, the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non controlling interests. The excess of the (i) the total of cost of acquisition, fair value of the non controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the income statement.

The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. Management determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of products and forecasted life cycle and forecasted cash flows over that period. Although we believe that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the difference could be material.

From January 1, 2009, following the adoption of ASC 810, “Consolidation”, the Company also renamed the minority interests to noncontrolling interests and reclassified it on the consolidated balance sheet from the mezzanine section between liabilities and equity to a separate line item in shareholders’ equity. The Company has applied the presentation and disclosure requirements retrospectively for all period presented.

Acquisitions

Acquisitions

Wing On Travel

In May 2010, to develop and expand our overseas business, our wholly-owned subsidiary C-Travel, a Cayman Island company, successfully completed the transaction to acquire 90% of the issued share capital of Wing On Travel’s travel service segment, a Hong Kong based travel service provider that offers packaged-tours as well as air tickets and hotel reservation services. We obtained control over Wing On Travel and have consolidated its financial statements since then. The total purchase price for the transaction is approximately RMB598 million (US$88 million). The cash payment is approximately RMB454 million (approximately US$68 million) after the Company assumed net current liability of Wing On Travel as of acquisition date. Based on the Company’s assessment, financial results of Wing On Travel is not considered material to the Group for the year ended December 31, 2010 and 2011.

Purchase Price Allocation

Under business combination accounting rules, the total purchase price was allocated to Wing On Travel’s net tangible and identifiable intangible assets based on their estimated fair values as set forth below. The excess of the (i) the total of cost of acquisition, fair value of the non controlling interests and acquisition date fair value of previously held equity interest in Wing On Travel over (ii) the fair value of the identifiable net assets of Wing On Travel is recorded as goodwill. The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities, based on independent appraisal reports as well as its experience with similar assets and liabilities in similar industries. The final purchase price allocation results as of May 27, 2010 are extracted and set out below, which is designated as the acquisition date:

Fair Value
RMB
Cash and cash equivalents	11,289,928
Restricted cash	10,585,433
Accounts receivable	23,583,536
Amount due from affiliate	455,665
Receivables due from related parties	1,745,930
Prepayments and other current assets	33,194,634

Current assets	80,855,126

Intangible assets	232,183,200
Property, equipment and software	7,858,060
Long-term deposits	77,438
Investments in affiliates	2,315,208

Non-current assets	242,433,906

Accounts payable	(119,074,454)
Due to related parties	(5,750,730)
Salary and welfare payable	(4,052,475)
Taxes payable	(3,931,719)
Advances from customers	(83,465,919)
Other payables and accruals	(9,732,729)

Current liabilities	(226,008,026)

Other long-term payables	(113,694)
Deferred tax liabilities, non-current	(38,310,228)

Non-current liabilities	(38,423,922)

Fair value of net assets acquired (a)	58,857,084

Purchase price (b)	453,812,774

Non-controlling interest (c)	40,338,913

Goodwill (b + c – a)	435,294,603

Goodwill represents the expected synergies from combining operations of the Company and Wing On Travel, which are complementary in a way to each other, and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition. In accordance with ASC 805, goodwill is not amortized but is tested for impairment and is not deductible for tax purpose.

The fair value of non-controlling interest was measured proportionally based on the purchase price of 90% of its equity interest, taking into consideration of 20% non-controlling interest discount.

In performing the purchase price allocation, the Company considered the analyses of historical financial performance and estimates of future performance of Wing On Travel’s business. The fair value of intangible assets was measured by income approach and major components of intangible assets associated with the Wing On Travel acquisition were set out below:

	Fair value	Useful lives
	RMB
Customer list	6,087,200	3 years
Trademark	226,096,000	Indefinite

	232,183,200

Customer list has been identified as an intangible asset as Wing On Travel has approximately 700 thousand registered users on its website, on which they could book air tickets, hotel rooms and tour packages. The amortization period of 3 years was based on the estimated useful life of the customer list.

Trademark refers to the trademark of “Wing On Travel” and logos used. It was registered in Hong Kong, PRC, Macau, Australia, Canada and Japan with different expiration date starting from 2011 to 2020 and can be renewed with minimal costs. Wing On Travel is a well recognized branding with over 45 years history in Hong Kong. It has been awarded the honor of “Best Travel Agency in Hong Kong” for 2011, the 6th consecutive year dating back to 2006. The useful life of the trademark is indefinite.

ezTravel

To develop and expand overseas business, in 2006, a wholly-owned subsidiary C-Travel, a Cayman Island company, made a minority investment in ezTravel, an online travel service provider in Taiwan that offers packaged tours as well as hotel and air tickets reservation services. In 2009, the Company consolidated ezTravel’s financial statements as it acquired controlling financial interest of ezTravel since then. The financial results of ezTravel were not significant for the Group for the year ended December 31, 2010 and 2011.

Purchase Price Allocation

Under business combination accounting rules, the total purchase price was allocated to ezTravel’s net tangible and identifiable intangible assets based on their estimated fair values as set forth below. The excess of the (i) the total of cost of acquisition, fair value of the non controlling interests and acquisition date fair value of previously held equity interest in ezTravel over (ii) the fair value of the identifiable net assets of ezTravel is recorded as goodwill. The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities, based on independent appraisal reports as well as its experience with similar assets and liabilities in similar industries. The final purchase price allocation results as of acquisition date were set out below:

Fair Value
RMB
Cash and cash equivalents	72,580,989
Restricted cash	45,727,507
Short-term investment	7,285,023
Accounts receivable	5,208,390
Prepayments and other current assets	14,584,018
Deferred tax assets, current	177,030

Current assets	145,562,957

Intangible assets	45,700,613
Property, equipment and software	2,752,425
Long-term deposits	5,241,305
Other long-term assets	50,039

Non-current assets	53,744,382

Accounts payable	(39,204,510)
Salary and welfare payable	(7,763,640)
Taxes payable	(3,154,539)
Advances from customers	(32,844,573)
Other payables and accruals	(4,214,892)

Current liabilities	(87,182,154)

Deferred tax liabilities, non-current	(11,425,153)

Non-current liabilities	(11,425,153)

Fair value of net assets acquired (a)	100,700,032

Cumulative considerations (b)	191,468,053

Non-controlling interest at fair value (c)	158,479,081

Goodwill (b + c – a)	249,247,102

Goodwill represents the expected synergies from combining operations of the Company and ezTravel, which are complementary in a way to each other, and any other intangible benefits that would accrue to the Company that do not qualify for separate recognition. In accordance with ASC 805, goodwill is not amortized but is tested for impairment and is not deductible for tax purpose.

The fair value of non-controlling interest has been determined with regards to the prices in recent share transactions made at arms length close to the acquisition date, taking into consideration other factors, as appropriate.

In performing the purchase price allocation, the Company considered the analyses of historical financial performance and estimates of future performance of ezTravel’s business. The fair value of intangible assets was measured by income approach and major components of intangible assets associated with the ezTravel acquisition were set out below:

	Fair value	Useful lives
	RMB
Customer list	5,055,378	3 years
Trademark	40,645,235	Indefinite

	45,700,613

Customer list has been identified as an intangible asset as ezTravel has approximately 500 thousand registered users on its website, on which they could book air tickets, hotel rooms and tour packages. The amortization period of 3 years was based on the estimated useful life of the customer list.

Trademark represents the trademark, ezTravel, which was registered in PRC and Taiwan with different expiration date starting from 2011 to 2020 and can be renewed with minimal costs for 10 years; and domain name, which is updated every two years. The trademark is an intangible asset that relates to the name recognition of a company and its products or services. Trademark is increasingly a focus of corporate value for an entity as stronger, well-known names typically command premium pricing and generate excess earnings. The useful life of the trademark is indefinite.

China Software Hotel Information System Co., Ltd (“Software Hotel Information”)

In July 2008, the Company reached an agreement to purchase 90% equity of Software Hotel Information, a leading hotel management system provider in China, to support the Group’s hotel services and develop and expand its travel related business. Total purchase price for this acquisition amounted to RMB80 million, with up to RMB10 million in additional contingent consideration. In April 2009, RMB90 million was agreed and determined as the final purchase price of this acquisition. The financial results of Software Hotel Information were not significant for the Group for the year ended December 31, 2010 and 2011.

The excess of the purchase price over the net tangible and identifiable intangible assets was recorded as goodwill by RMB48 million as at December 31, 2008, and further increased to RMB58 million in April 2009 according to the final purchase price.

There is only one reporting unit in the Group. The goodwill arose from the acquisitions discussed above have been allocated to this reporting unit. None of the goodwill acquired is expected to be deductible for income tax purposes.

Other acquisitions

From time to time, the Company selectively acquired or invested in businesses that complement our existing business, and will continue to do so in the future. Other than disclosed above, none of such acquisitions or investments is material to our businesses or financial results.

Goodwill and other intangible assets

Goodwill and other intangible assets

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Company’s acquisitions of interests in its subsidiaries and consolidated VIEs.

Goodwill is not amortized but is reviewed at least annually for impairment or earlier, if an indication of impairment exists. Recoverability of goodwill is evaluated using a two-step process. In the first step, the fair value of a reporting unit is compared to its carrying value. If the fair value of a reporting unit exceeds the carrying value of the net assets assigned to a reporting unit, goodwill is considered not impaired and no further testing is required. If the carrying value of the net assets assigned to a reporting unit exceeds the fair value of a reporting unit, the second step of the impairment test is performed in order to determine the implied fair value of a reporting unit’s goodwill. Determining the implied fair value of goodwill requires valuation of a reporting unit’s tangible and intangible assets and liabilities in a manner similar to the allocation of purchase price in a business combination. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, goodwill is deemed impaired and is written down to the extent of the difference. The Company estimates total fair value of the reporting unit using discounted cash flow analysis, and makes assumptions regarding future revenue, gross margins, working capital levels, investments in new products, capital spending, tax, cash flows, and the terminal value of the reporting unit.

Based on the Company’s results of the qualitative test for goodwill impairment, as of December 31, 2011, the Company believes that it is more-likely-than-not that the fair value of the reporting unit is greater than their respective carrying values. There was no impairment of goodwill during the years ended December 31, 2011, 2010 and 2009. Each quarter the Company reviews the events and circumstances to determine if goodwill impairment is indicated.

Separately identifiable intangible assets that have determinable lives continue to be amortized and consist primarily of non-compete agreements, customer list, supplier relationship, technology patent and a cross-border travel agency license as of December 31, 2010 and 2011. The Company amortizes intangible assets on a straight-line basis over their estimated useful lives, which is three to ten years. The estimated life of amortized intangibles is reassessed if circumstances occur that indicate the life has changed. Other intangible assets that have indefinite useful life primarily include trademark and domain names as of December 31, 2010 and 2011. The Company evaluates indefinite-lived intangible assets each reporting period to determine whether events and circumstances continue to support an indefinite useful life. If an intangible asset that is not being amortized is subsequently determined to have a finite useful life, the asset is tested for impairment.

The Company reviews intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable, and also reviews intangible assets with indefinite lives annually for impairment.

No impairment on other intangible assets was recognized for the years ended December 31, 2009, 2010 and 2011.

Impairment of long-lived assets

Impairment of long-lived assets

Long-lived assets (including intangible with definite lives) are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Reviews are performed to determine whether the carrying value of asset group is impaired, based on comparison to undiscounted expected future cash flows. If this comparison indicates that there is impairment, the Group recognizes impairment of long-lived assets to the extent the carrying amount of such assets exceeds the fair value.

No impairment of long-lived assets was recognized for the years ended December 31, 2009, 2010, and 2011.

Accrued liability for customer reward program

Accrued liability for customer reward program

The Group’s customers participate in a reward program, which provides travel awards and other gifts to members based on accumulated membership points that vary depending on the services rendered and fees paid. The estimated incremental costs to provide free travel and other gifts are recognized as sales and marketing expense in the statements of income and comprehensive income and accrued for as a current liability as members accumulate points. As members redeem awards or their entitlements expire, the accrued liability is reduced correspondingly. As of December 31, 2010, and 2011, the Group’s accrued liability for its customer reward program amounted to RMB121,319,301 and RMB161,838,531, respectively, based on the estimated liabilities under the customer reward program.

Revenue recognition

Revenue recognition

The Group conducts its principal businesses in Great China Area primarily through Ctrip Computer Technology (Shanghai) Co., Ltd. (“Ctrip Computer Technology”), Ctrip Travel Information Technology (Shanghai) Co., Ltd. (“Ctrip Travel Information”), Ctrip Travel Network Technology (Shanghai) Co., Ltd. (“Ctrip Travel Network”), Ctrip Information Technology (Nantong) Co., Ltd. (“Ctrip Information Technology”), ezTravel and Wing On Travel. Some of the operations of Ctrip Computer Technology and Ctrip Travel Network are conducted through a series of services and other agreements with the VIEs.

Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, Ctrip Information Technology, Starway Shanghai and the VIEs are subject to business tax and related surcharges on the provision of taxable services in the PRC, which include hotel reservation and air-ticketing services provided to customers. In the statements of income and comprehensive income, business tax and related surcharges are deducted from revenues to arrive at net revenues.

In November 2011, the Ministry of Finance released Circular Caishui [2011] No. 111 mandating Shanghai to carry out a pilot program of tax reform. Effective January 1, 2012, selected entities within modern service industries will switch from a business tax payer to a value-added tax (“VAT”) payer. The Company expects such tax reform will not have material impact on its consolidated financial statements.

Hotel reservation services

The Group receives commissions from travel suppliers for hotel room reservations through the Group’s transaction and service platform. Commissions from hotel reservation services rendered are recognized after hotel customers have completed their stay at the applicable hotel and upon confirmation of pending payment of the commissions by the hotel. Contracts with certain travel suppliers contain incentive commissions typically subject to achieving specific performance targets and such incentive commissions are recognized when it is reasonably assured that the Group is entitled to such incentive commissions. The Group generally receives incentive commissions from monthly arrangements with hotels based on the number of hotel room reservations where customers have completed their stay. The Group presents revenues from such transactions on a net basis in the statements of income and comprehensive income as the Group, generally, does not assume inventory risks and has no obligations for cancelled hotel reservations.

Air-ticketing services

Air-ticketing revenues primarily include commissions from air ticket booking and related services, including sales of aviation casualty insurance, and revenue generated from air-ticket delivery services. The Group receives commissions from travel suppliers for air-ticketing services through the Group’s transaction and service platform under various services agreements. Commissions from air-ticketing services rendered are recognized after air tickets are issued. The Group presents revenues from such transactions on a net basis in the statements of income as the Group, generally, does not assume inventory risks and has no obligations for cancelled airline ticket reservations. Loss due to obligations for cancelled airline ticket reservations is minimal in the past.

Packaged-tour

The Group receives referral fees from travel product providers for packaged-tour products and services through the Group’s transaction and service platform. Referral fees are recognized as commissions on a net basis after the packaged-tour service are rendered and collections are reasonably assured.

Shanghai Ctrip, Beijing Ctrip, Guangzhou Ctrip, Shenzhen Ctrip and Wing On Travel conduct domestic and cross-border travel tour services. Revenues, mainly referral fees, are recognized as commissions on a net basis after the services are rendered. In cases where these entities undertake the majority of the business risks and acts as principal related to the travel tour services provided, revenues are recognized at gross amounts received from customers after the services are rendered. Loss due to obligations from cancelled travel services of such principal arrangement is minimal in the past.

Corporate travel

Corporate travel management revenues primarily include commissions from air ticket booking, hotel reservation and packaged-tour services rendered to corporate clients. The Group contracts with corporate clients based on service fee model. Travel reservations are made via on-line and off-line services for air tickets, hotel and package-tour. Revenue is recognized on a net basis after the services are rendered, e.g. air tickets are issued, hotel stays or packaged-tour are completed, and collections are reasonably assured.

Other businesses

Other businesses comprise primarily of Internet-related advertising services, the sale of Property Management System (“PMS”), and related maintenance service, commissions from train tickets booking and money exchange transaction services.

Shanghai Ctrip Commerce receives advertising revenues, which principally represent the sale of banners or sponsorship on the website from customers. Advertising revenues are recognized ratably over the fixed term of the agreement as services are provided.

Software Hotel Information conducts sale of PMS and related maintenance service. The sale of PMS is recognized upon customer acceptance. Maintenance service is recognized ratably over the term of the maintenance contract on a straight-line basis.

Allowance for doubtful accounts

Allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company reviews on a periodic basis for doubtful accounts for the outstanding trade receivable balances based on historical experience and information available. Additionally, we make specific bad debt provisions based on (i) our specific assessment of the collectibility of all significant accounts; and (ii) any specific knowledge we have acquired that might indicate that an account is uncollectible. The facts and circumstances of each account may require us to use substantial judgment in assessing its collectibility. The following table summarized the details of the Company’s allowance for doubtful accounts:

	2009	2010	2011
	RMB	RMB	RMB
Balance at beginning of year	12,388	3,630,012	5,718,742
Provision for doubtful accounts	3,929,035	2,522,077	185,443
Write-offs	(311,411)	(433,347)	(930,047)

Balance at end of period	3,630,012	5,718,742	4,974,138

Cost of revenues

Cost of revenues

Cost of revenues consists primarily of payroll compensation of customer service center personnel, telecommunication expenses, credit card service fee, direct cost of principal travel tour services, depreciation, rentals and related expenses incurred by the Group’s transaction and service platform which are directly attributable to the rendering of the Group’s travel related services and other businesses.

Product development

Product development

Product development expenses include expenses incurred by the Group to develop the Group’s travel supplier networks as well as to maintain, monitor and manage the Group’s transaction and service platform. The Group recognizes website and software development costs in accordance with ASC 350-50 “Website development costs” and ASC 350-40 “Software—internal use software” respectively. The Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites or the development of software for internal use and websites content.

Sales and marketing

Sales and marketing

Sales and marketing expenses consist primarily of costs of payroll and related compensation for the Company’s sales and marketing personnel, advertising expenses, and other related marketing and promotion expenses. Advertising expenses, amounting to RMB56,007,644, RMB98,489,080 and RMB163,324,295 for the years ended December 31, 2009, 2010 and 2011 respectively, are charged to the statements of income as incurred.

Share-based compensation

Share-based compensation

The Company has followed ASC 718 “Stock Compensation” since January 1, 2006, using the modified prospective approach. In accordance with the guidance, all grants of stock options are recognized in the consolidated financial statements based on their grant date fair values. The valuation provisions of the statement apply to new awards, to awards granted to employees before the adoption whose related requisite services had not been provided, and to awards which were subsequently modified or cancelled. The Company has applied the provisions of ASC 718-10—S99 regarding the use of the simplified method in developing estimates of the expected lives of share options. We will continue to use the simplified method until we have the historical data necessary to provide reasonable estimates of expected lives for certain options granted after 2008.

ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from initial estimates. Share-based compensation expense was recorded net of estimated forfeitures such that expense was recorded only for those share-based awards that are expected to vest.

Under ASC 718, the Company applied the Black-Scholes valuation model in determining the fair value of options granted. Risk-free interest rates are based on US Treasury yield for the terms consistent with the expected life of award at the time of grant. Expected life is based on historical exercise patterns, for options granted before 2008 which the Company has historical data of and believes are representative of future behavior. For options granted since 2008, the Company used simplified method to estimate its expected life, as there are no historical data for options which follow four year vesting period (all options granted before 2008 had three year vesting period). Expected dividend yield is determined in view of the Company’s historical dividend payout rate and future business plan. The Company estimates expected volatility at the date of grant based on historical volatilities. The Company recognizes compensation expense on all share-based awards on a straight-line basis over the requisite service period. Forfeiture rate is estimated based on historical forfeiture patterns and adjusted to reflect future change in circumstances and facts, if any. If actual forfeitures differ from those estimates, we may need to revise those estimates used in subsequent periods.

According to ASC 718, a change in any of the terms or conditions of stock options shall be accounted for as a modification of the plan. Therefore, the Company calculates incremental compensation cost of a modification as the excess of the fair value of the modified option over the fair value of the original option immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested options, the Company would recognize incremental compensation cost in the period the modification occurs and for unvested options, the Company would recognize, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.

According to ASC 718, the Company classifies options or similar instruments as liabilities if the entity can be required under any circumstances to settle the option or similar instrument by transferring cash or other assets and such cash settlement is probable. The percentage of the fair value that is accrued as compensation cost at the end of each period shall equal the percentage of the requisite service that has been rendered at that date. Changes in fair value of the liability classified award that occur during the requisite service period shall be recognized as compensation cost over that period. Changes in fair value that occur after the end of the requisite service period are compensation cost of the period in which the changes occur. Any difference between the amount for which a liability award is settled and its fair value at the settlement date as estimated is an adjustment of compensation cost in the period of settlement.

Share incentive plans

On November 5, 2004, the Company’s board of directors adopted a 2005 Employee’s Stock Option Plan (“2005 Option Plan”). The 2005 Option Plan was approved by the shareholders of the Company in October 2005. The Company has reserved 3,000,000 ordinary shares for future issuances of options under the 2005 Option Plan. The terms of the 2005 Option Plan are substantially similar to the Company’s 2003 Option Plan. As of December 31, 2011, 1,242,025 options were outstanding under the 2005 Option Plan.

On October 17, 2007, the Company adopted a 2007 Share Incentive Plan (“2007 Incentive Plan”), which was approved by the shareholders of the Company on June 15, 2007. Under the 2007 Incentive Plan, the maximum aggregate number of shares, which may be issued pursuant to all share-based awards (including Incentive Share Options and Restricted Share Units (“RSU”)), is one million ordinary shares as of the first business day of 2007, plus an annual increase of one million shares to be added on the first business day of each calendar year beginning in 2008 to 2016. Under the 2007 Incentive Plan, the directors may, at their discretion, grant any employees, officers, directors and consultants of the Company and/or its subsidiaries such share-based awards. Shares options granted under 2007 Incentive Plan are vested over a period of 4 years. RSUs granted under 2007 Incentive Plan have a restricted period for 4 years. As of December 31, 2011, 4,191,517 options and 190,916 RSUs were outstanding under the 2007 Incentive Plan.

Option modification

In February 2009, the Board of Directors approved an option modification to reduce the exercise price of all outstanding unvested options that were granted by the Company in 2007 and 2008 to the then fair market value of ordinary shares underlying such options with a new vesting period ranging from three years to four years. The then fair market value was based on the closing price of our ADSs traded on the Nasdaq as of February 10, 2009, which was the last trading day prior to the board approval. Other terms of the option grants remain unchanged. Total options modified amount to 1.6 million. All eligible option grantees affected by such changes had entered into amendments to their original share option agreements with the Company. The Company expects to take a modification charge for the incremental compensation cost of approximately US$15 million over the remaining vesting periods of three years to four years of the modified options.

In December 2009, the Board of Directors approved an option modification to extend the expiration dates of all stock options granted in 2005 and 2006 to eight years after the respective original grant dates of these options. Other terms of the option grants remain unchanged. Total options modified amount to 0.6 million, which were fully vested. The Company had taken a modification charge for the incremental compensation cost of US$2.6 million in 2009, the period in which the modification occurred.

In February 2010, the compensation committee approved an option modification to extend the expiration dates of all stock options granted in and after 2007 to eight years after the respective original grant dates of these options. Other terms of the option grants remain unchanged. Total options modified amount to 2.8 million, which includes 2.3 million related to the unvested options and 0.5 million related to the vested options. The Company has taken a modification charge for the incremental compensation cost of US$2.2 million in 2010 for fully vested options and expects to take approximately US$2.7 million incremental cost for unvested options over their respective remaining vesting period.

A summary of option activity under the share option plans

The following table summarized the Company’s share option activity under all the option plans (in US$, except shares):

	Number of Shares	Weighted Average Exercise Price		Weighted Average Remaining Contractual Life (Years)		Aggregate Intrinsic Value
Outstanding at December 31, 2008	3,098,289	61.94		2.90		25,470,062

Granted	947,366	59.94
Exercised	(586,921)	26.89
Forfeited	(66,562)	47.66
Expired	(4,762)	63.00

Outstanding at December 31, 2009	3,387,410	43.84	*	3.97		338,334,777

Granted	1,264,625	128.27
Exercised	(191,469)	38.28
Forfeited	(46,085)	97.07

Outstanding at December 31, 2010	4,414,481	67.71		5.98	**	415,360,566

Granted	1,375,345	136.86
Exercised	(207,142)	38.12
Forfeited	(149,143)	115.98

Outstanding at December 31, 2011	5,433,541	85.02		5.59		144,827,231

Vested and expect to vest at December 31, 2011	5,118,844	84.00		5.55		139,500,138

Exercisable at December 31, 2011	1,499,825	41.67		3.87		78,238,564

*	It includes the impact of stock modification in February 2009.
**	It includes the impact of stock modification in December 2009 and February 2010.

The Company’s current practice is to issue new shares to satisfy share option exercises.

The expected-to-vest options are the result of applying the pre-vesting forfeiture rate assumptions of 8% to total unvested options.

The aggregate intrinsic value in the table above represents the total intrinsic value (the aggregate difference between the Company’s closing stock price of US$93.6 as of December 31, 2011 and the exercise price for in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on December 31, 2011.

The total intrinsic value of options exercised during the year ended December 31, 2009, 2010 and 2011 were US$46 million US$24 million and US$25 million, respectively.

The following table summarizes information related to outstanding and exercisable options as of December 31, 2011 (in US$, except shares):

	Outstanding			Exercisable
Range of Exercise Prices	Number of shares	Weighted-Average Exercise Price	Weighted-average Remaining Contractual Life (Years)	Number of shares	Weighted-Average Exercise Price	Weighted-average Remaining Contractual Life (Years)
17.00-22.99	125,242	19.53	1.08	125,242	19.53	1.08
23.00-34.99	295,259	26.29	1.94	295,259	26.29	1.94
35.00-44.99	1,958,300	38.10	5.05	761,071	38.29	4.99
45.00-58.99	194,322	58.39	3.12	194,322	58.39	3.12
59.00-77.99	9,033	77.02	3.62	9,033	77.02	3.62
78.00-96.99	346,267	96.70	5.67	114,898	96.70	5.67
97.00-129.99	1,418,429	118.30	6.63	—	—	—
130.00-159.99	1,086,689	150.73	7.13	—	—	—

	5,433,541			1,499,825

The weighted average fair value of options granted during the years ended December 31, 2009, 2010 and 2011 was US$25.34, US$61.02 and US$64.79 per share, respectively.

As of December 31, 2011, there was US$129.3 million of total unrecognized compensation cost, net of estimated forfeitures, related to unvested share options which are expected to be recognized over a weighted average period of 2.4 year. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures. For the twelve months ended December 31, 2011, total cash received from the exercise of share options amounted to RMB54,416,536 (approximately US$8.6 million).

The Company calculated the estimated fair value of share options on the date of grant using the Black-Scholes pricing model with the following assumptions for the year ended December 31, 2009, 2010 and 2011:

	2009	2010	2011
Risk-free interest rate	1.16% -1.89%	1.76% -2.41%	0.81% -2.11%
Expected life (years)	2.8-4.0	5.0	5.0
Expected dividend yield	0%	0%	0%
Volatility	51% -55%	52% -53%	53%-55%
Fair value of options at grant date per share	from US$13.80	from US$57.24	from US$48.69
	to US$41.98	to US$73.59	to US$74.39

The Company granted 8,600 and 188,407 restricted share units to employees with 4 years requisite service period in 2010 and 2011, respectively under 2007 Incentive Plan with total share-based compensation cost amounted to US$1.2 million and US$22.5 million. As of December 31, 2011, there was US$21.0 million unrecognized compensation cost, net of estimated forfeitures, related to unvested restricted shares, which are to be recognized over a weighted average vesting period of 3.6 years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures.

Operating leases

Operating leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases net of any incentives received by the Group from the leasing company are charged to the statements of income on a straight-line basis over the lease periods.

Taxation

Taxation

Deferred income taxes are provided using the balance sheet liability method. Under this method, deferred income taxes are recognized for the tax consequences of significant temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purposes. The effect on deferred taxes of a change in tax rates is recognized in income in the period enacted. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered unlikely that some portion of, or all of, the deferred tax assets will not be realized.

Effective January 1, 2007, the Company adopted ASC 740, “Income Taxes”. It clarifies the accounting for uncertainty in income taxes recognized in the Company’s consolidated financial statements and prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures.

As of December 31, 2011, the Company did not record any liability for uncertain tax positions. The Company’s policy is to recognize, if any, tax related interest as interest expenses and penalties as general and administrative expenses. For 2011, the Company did not have any interest and penalties associated with tax positions.

Other income

Other income

Other income primarily consists of financial subsidies and foreign exchange gains. Financial subsidies from local PRC government authority were recorded as other income in the consolidated statements of income. There are no defined rules and regulations to govern the criteria necessary for companies to enjoy such benefits and the amount of financial subsidy are determined at the discretion of the relevant government authority. Financial subsidies are recognized as other income when received. Components of other income for the year ended December 31, 2009, 2010 and 2011 were as follows:

	2009	2010	2011
	RMB	RMB	RMB
Financial subsidies	53,951,319	64,016,045	72,791,093
Foreign exchange gains	849,075	34,142,139	34,879,388
Reimbursement from the depository	4,380,180	—	8,080,557
Others	1,620,706	967,332	1,872,687

Total	60,801,280	99,125,516	117,623,725

Statutory reserves

Statutory reserves

The Company’s PRC subsidiaries and the VIEs are required to allocate at least 10% of their after-tax profit to the general reserve in accordance with the PRC accounting standards and regulations. The allocation to the general reserve can be stopped if such reserve has reached 50% of the registered capital of each company. Appropriations to the enterprise expansion fund, staff welfare and bonus fund are at the discretion of the board of directors of Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, Ctrip Information Technology, Software Hotel Information and Starway Shanghai, the subsidiaries of the Company. Appropriations to discretionary surplus reserve are at the discretion of the board of directors of the VIEs. These reserves can only be used for specific purposes and are not transferable to the Company in form of loans, advances, or cash dividends. During the years ended December 31, 2009, 2010, and 2011, appropriations to statutory reserves have been made of RMB11,909,284, RMB19,325,938, and RMB3,408,849, respectively. The Company’s subsidiary in Taiwan, ezTravel, is required to allocate 10% of its after-tax profit to the statutory reserve in accordance with the Taiwan regulations. During the years ended December 31, 2010 and 2011, appropriations to statutory reserves equivalent to RMB1,569,788, and RMB1,255,911 have been made, respectively. There is no such regulation of providing statutory reserve in Hong Kong.

Dividends

Dividends

Dividends are recognized when declared.

PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with PRC accounting standards and regulations. The Company’s PRC subsidiaries can only distribute dividends after they have met the PRC requirements for appropriation to statutory reserves. Additionally, as the Company does not have any direct ownership in the VIEs, the VIEs cannot directly distribute dividends to the Company. The PRC government imposes control over its foreign currency reserves in part through direct regulation of the conversion of RMB into foreign exchange and through restrictions on foreign trade. As substantially all of our revenues are in RMB, any restrictions on currency exchange may limit our ability to use revenue generated in RMB to fund our business activities outside China or to make dividend payments in U.S. dollars. Restricted net assets of the Company’s PRC subsidiaries and VIEs not distributable in the form of dividends to the parent as a result of the aforesaid PRC regulations and other restrictions were RMB1.1 billion as of December 31, 2011. This amount is composed of share capital and statutory reserves of the Company’s PRC subsidiaries and VIEs described above.

As a result of the aforementioned PRC regulation and the Company’s organizational structure, accumulated profits of the subsidiaries in PRC distributable in the form of dividends to the parent as of December 31, 2009, 2010 and 2011 were RMB 1.0 billion, RMB2.0 billion and RMB2.9 billion, respectively. The Company’s PRC subsidiaries and VIEs are able to enter into royalty and trademark license agreements or certain other contractual arrangements at the discretion of the Company without third party consent, for which the compensatory element of the arrangement is excluded from the accumulated profits.

On June 15, 2007, the Company announced that the shareholders have adopted a resolution to approve the Company’s proposed distribution of 30% of its net income for 2007 to the shareholders of the Company as dividends, subject to determination of the record date by the Company’s Board of Directors. The Board of Directors had also approved such proposed dividend distribution. The Company accrued dividend payable of RMB119,497,083 for the year ended December 31, 2007. On July 7, 2008, the Company distributed the dividends to its shareholders of record as of June 12, 2008, at a dividend rate of RMB3.38 (US$0.488), per ordinary share. The translation gain arising between December 2007 and July 2008 (date of payment) amount to RMB7,230,249 is included in foreign exchange gain for the year ended December 31, 2008.

Effective January 1, 2008, current CIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside mainland China. A lower withholding tax rate will be applied if there is a tax treaty arrangement between mainland China and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by PRC tax authorities, for example, will be subject to a 5% withholding tax rate.

As of December 31, 2011, the Company did not record any withholding tax on the retained earnings of its foreign invested enterprises in the PRC, since the Company intends to reinvest all of its earnings to further expand its business in mainland China.

Earnings per share

Earnings per share

In accordance with “Computation of Earnings Per Share”, basic earnings per share is computed by dividing net income attributable to common shareholders by the weighted average number of common shares outstanding during the year. Diluted earnings per share is calculated by dividing net income attributable to common shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Dilutive ordinary equivalent shares consist of ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method).

Treasury stock

Treasury stock

On July 30, 2008 and September 30, 2008 our board of directors and shareholders respectively approved a US$15 million share repurchase plan. On September 29, 2011, our board of directors approved another US$100 million share repurchase plan. The share-repurchase programs do not require the Company to acquire a specific number of shares and may be suspended or discontinued at any time.

Treasury stock consists of ADS repurchased by the Group under these two plans. During the years ended December 31, 2011, the Company repurchased 242,832 shares at a cost of USD$25 million. Treasury stock is accounted for under the cost method.

Segment reporting

Segment reporting

The Company operates and manages its business as a single segment. In accordance with “Disclosures about Segment of an Enterprise and Related Information”, the Company’s chief operating decision-maker has been identified as the CEO, who reviews operating results to make decisions about allocating resources and assessing performance for the entire company. Since the Company operates in one reportable segment, all financial segment and product information required by this statement can be found in the Consolidated Statements.

The Company primarily generates its revenues from customers in Great China Area, and assets of the Company are also located in Great China Area. Accordingly, no geographical segments are presented.

Recent accounting pronouncements

Recent accounting pronouncements

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). This update amends ASC Topic 820, “Fair Value Measurement and Disclosure.” ASU 2011-04 clarifies the application of certain existing fair value measurement guidance and expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. ASU 2011-04 is effective for annual and interim reporting periods beginning on or after December 15, 2011, which means that it will be effective for the Company’s fiscal quarter beginning January 1, 2012. The new guidance is to be adopted prospectively and early adoption is not permitted. The Company does not expect ASU 2011-04 to have a significant impact on the Group’s consolidated result of operations and financial condition.

In June 2011, the FASB issued ASU No. 2011-05 (“ASU 2011-05”), Comprehensive Income (Topic 220)—Presentation of Comprehensive Income. ASU 2011-05 eliminates the current option to report other comprehensive income and its components in the statement of changes in equity. Instead, it requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of net income and other comprehensive income or in two separate but consecutive statements. The new guidance will be effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and will have presentation changes only. The Company has not early adopted the new guidance and does not expect the adoption of ASU 2011-05 to have a material impact on the Group’s consolidated results of operations and financial condition.

In September 2011, the FASB issued ASU No. 2011-08, “Testing Goodwill for Impairment”. This revised authoritative guidance modifies goodwill impairment testing by providing entities with an option to perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The amendments are effective for fiscal years beginning after December 15, 2011. Early adoption is permitted. The Company has not early adopted the new guidance and expects the adoption to have no material impact on the Group’s consolidated result of operations and financial condition.

Certain risks and concentration

Certain risks and concentration

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, short-term investment, accounts receivable, amounts due from related parties, prepayments and other current assets. As of December 31, 2009, 2010 and 2011, substantially all of the Company’s cash and cash equivalents, restricted cash and short-term investment were held in major financial institutions located in the PRC and in Hong Kong, which management considers to be of high credit quality. Accounts receivable are generally unsecured and denominated in RMB, and are derived from revenues earned from operations arising primarily in the PRC.

No individual customer accounted for more than 10% of net revenues for the years ended December 31, 2009, 2010 and 2011. No individual customer accounted for more than 10% of accounts receivable as of December 31, 2010 and 2011.